THE ENTERPRISE GROUP OF FUNDS, INC.

SUPPLEMENT DATED JUNE 7, 2007 TO THE

PROSPECTUS DATED MARCH 1, 2007, AS SUPPLEMENTED

This Supplement updates the above-referenced Prospectus of The Enterprise Group of Funds, Inc. (“Corporation”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Corporation at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about the proposed reorganization of the AXA Enterprise Growth Fund of the Corporation into the Goldman Sachs Capital Growth Fund of the Goldman Sachs Trust (“Goldman Sachs Fund”), which is advised by Goldman Sachs Asset Management, L.P., and the adjournment of the special meeting of shareholders of the AXA Enterprise Growth Fund; and to advise you of changes to the Corporation regarding Fund Services.

Information Regarding the Proposed Reorganization of

the AXA Enterprise Growth Fund into the Goldman Sachs Fund

The special shareholder meeting scheduled for May 9, 2007 for the AXA Enterprise Growth Fund, which was adjourned to June 7, 2007, has been adjourned to September 6, 2007. In connection with the adjournment of the special shareholder meeting, the Board of Directors of the Corporation established a new record date of June 11, 2007 for the adjourned meeting. At that time, the shareholders will vote on an Agreement and Plan of Reorganization that provides for the reorganization of the AXA Enterprise Growth Fund into the Goldman Sachs Fund (“Reorganization”).

It is anticipated that, subject to shareholder approval, the effective date of the Reorganization will occur on or about September 18, 2007. Except as provided below, until that date, you will be able to purchase, redeem and exchange shares in the AXA Enterprise Growth Fund (subject to the usual limitations described in the Corporation’s Prospectus). Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus, together with the Corporation’s Prospectus and Statement of Additional Information, together with the Proxy Statement/Prospectus (available upon request) relating to the Reorganization.

Information Regarding Fund Services

Effective June 21, 2007, shares of either the AXA Enterprise Growth Fund or AXA Enterprise Mergers and Acquisitions Fund may be exchanged for shares of the same class of the other series of the Corporation, or shares of the AXA Enterprise Global Financial Services Fund or AXA Enterprise Socially Responsible Fund, each of which is a series of the AXA Enterprise Funds Trust.